                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2004
                                                 -------------------------------

                               Elecsys corporation
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             (Exact name of registrant as specified in its charter)

        KANSAS                      0-22760                     48-1099142
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

    15301 W. 99th Street  Lenexa, Kansas                         66219
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    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code  (913) 647-0158
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1              Press Release dated July 23, 2004.

Item 12.  Results of Operations and Financial Condition.

         On July 23, 2004 the Company issued a press release announcing the election of Robert D. Taylor as the Company's new Chairman of the Board of
Directors and the appointment of Stan Gegen to the Company's Board of Directors.
A copy of the press release is furnished under Item 12 of this Form 8-K as
Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  July 23, 2004
                                      ELECSYS CORPORATION

                                      By:  /s/ Todd A. Daniels
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                                           Todd A. Daniels
                                           Vice President and Chief Financial Officer